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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) April 9, 2001
                                          ---------------


               Republic Technologies International Holdings, LLC
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             (Exact name of registrant as specified in its chapter)


        Delaware                      333-90709-04               34-1902647
        --------                      ------------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

     3770 Embassy Parkway
          Akron, Ohio                                             44333-8367
          -----------                                             ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (330) 670-3000
                                                   --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On April 2, 2001, Republic Technologies International Holdings, LLC and some of its subsidiaries filed voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division.



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     The chapter 11 cases have been assigned to Judge Marilyn Shea-Stonum and designated as case Numbers 01-51117 (Republic Technologies International,
     LLC), 01-51118 (Republic Technologies International Holdings, LLC), 01-51119 (Bliss & Laughlin, LLC), and 01-51120 (RTI Capital Corp.). The chapter 11 cases will be jointly administered for procedural purposes, only, under case Number 01-51117. Each of these entities will continue to operate its business and manage its property as a debtor in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

N/A

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

N/A

ITEM 8. CHANGE IN FISCAL YEAR.

N/A

ITEM 9. REGULATION FD DISCLOSURE.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Republic Technologies International Holdings, LLC
                           -------------------------------------------------
                                              (Registrant)
Date  April 9, 2001                     By /s/ Joseph A. Kaczka
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                                                (Signature)